EXHIBIT 99.1




                    Fund America Investors Corporation II
                          Certification Pursuant to
                           18 U.S.C. Section 1350,
                           As Adopted Pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Fund America Investors Corporation II (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Chotin, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2002                 By:  /s/ STEVEN B. CHOTIN
                                            ------------------------------------
                                            Steven B. Chotin
                                            Chairman and Chief Executive Officer





In connection with the Quarterly Report of Fund America Investors Corporation II (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Helen M. Dickens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2002                 By:  /s/ HELEN M. DICKENS
                                            ------------------------------------
                                            Helen M. Dickens
                                            Chief Financial Officer